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                                                                    EXHIBIT 23.1

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-111904 of Ultra Clean Holdings, Inc. on Form S-1 of our report dated February 13, 2004 (March 5, 2004 as to Note 11) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
March 24, 2004